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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 1, 2002


                           First Franklin Corporation
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             (Exact name of registrant as specified in its charter)


          Delaware                         0-16362               31-1221029
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(State or other jurisdiction             (Commission            (IRS Employer
     of incorporation)                   File Number)        Identification No.)


                 4750 Ashwood Drive, Cincinnati, Ohio     45241
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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (513) 469-5352
                                                           --------------


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          (Former name or former address, if changed since last report)
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                                    FORM 8-K


Item 5.  Other Events and Regulation FD Disclosure.
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         On July 1, 2002, First Franklin Corporation issued a press release which is attached as Exhibit 99 hereto and incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.
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         (a) and (b). Not applicable.

         (c) Exhibits.

             See Index to Exhibits.
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                                   SIGNATURES
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                FIRST FRANKLIN CORPORATION



                                By: /s/ Daniel T. Voelpel
                                    ------------------------------------------
                                    Daniel T. Voelpel
                                    Vice President and Chief Financial Officer


Date: July 2, 2002
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                                INDEX TO EXHIBITS
                                -----------------

Exhibit Number                            Description
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      99         Press Release of First Franklin Corporation, dated July 1, 2002